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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 20, 2000, in the Registration Statement (Form SB-2 No. 333--) and related Prospectus of Sensus Capital Corp., dated March 23, 2000 for the registration of 11,156,500 shares of its common stock.



         Calgary, Canada                                   /s/ Ernst & Young LLP
         March 23, 2000                                    Chartered Accountants